SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.  20549

                                FORM 11-K
                              ANNUAL REPORT

                    Pursuant to Section 15(d) of the
                     Securities Exchange Act of 1934


               For the fiscal year ended December 31, 1994




                New York State Electric & Gas Corporation
            Tax Deferred Savings Plan for Salaried Employees
        --------------------------------------------------------
                        (Full title of the plan)




                New York State Electric & Gas Corporation
        --------------------------------------------------------
      (Name of issuer of the securities held pursuant to the plan)




              P. O. Box 3287, Ithaca, New York  14852-3287
        --------------------------------------------------------
                 (Address of principal executive office)

                    New York State Electric & Gas Corporation
               Tax Deferred Savings Plan for Salaried Employees

                          Year ended December 31, 1994


                                     INDEX


Report of Independent Auditors .......................................... F-1

Items 1 and 2

Statements of Net Assets Available for Plan Benefits .................... F-2
Statements of Changes in Net Assets Available for Plan Benefits ......... F-3
Notes to Financial Statements ........................................... F-5
Schedule I-Investments--December 31, 1994 ............................... F-10
Schedule I-Investments--December 31, 1993 ............................... F-11
Schedule II-Net Assets Available for Plan Benefits--December 31, 1994 ... F-12
Schedule II-Net Assets Available for Plan Benefits--December 31, 1993 ... F-14
Schedule III-Changes in Net Assets Available for Plan
   Benefits--Year ended December 31, 1994 ............................... F-16
Schedule III-Changes in Net Assets Available for Plan
   Benefits--Year ended December 31, 1993 ............................... F-20
Schedule III-Changes in Net Assets Available for Plan
   Benefits--Year ended December 31, 1992 ............................... F-24
Consent of Independent Auditors ......................................... F-28

                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Committee to administer the Tax Deferred Savings Plan for
Salaried Employees has duly caused this Annual Report to be signed by the undersigned thereunto duly authorized.

                        New York State Electric & Gas Corporation
                        Tax Deferred Savings Plan for Salaried
                        Employees




                        By           Richard P. Fagan
                                     Richard P. Fagan
Date:  March 10, 1995                Committee Member




                        By           Sherwood J. Rafferty
                                     Sherwood J. Rafferty
Date:  March 10, 1995                Committee Member




                        By           Carl E. Johnson
                                     Carl E. Johnson
Date:  March 10, 1995                Committee Member

                  REPORT OF INDEPENDENT AUDITORS





Tax Deferred Savings Plan for Salaried Employees
  Administrative Committee
New York State Electric & Gas Corporation

We have audited the accompanying statements of net assets available for plan benefits of the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees as of December 31, 1994 and 1993, and the related statements of changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1994. Our audits also included the financial statement schedules listed in the Index at Items 1 and 2. These financial statements and schedules are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees at December 31, 1994 and 1993, and the changes in its net assets available for plan benefits for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.



Syracuse, New York                          Ernst & Young LLP
February 17, 1995

                     New York State Electric & Gas Corporation
                Tax Deferred Savings Plan for Salaried Employees

              Statements of Net Assets Available for Plan Benefits


                                                           December 31,
                                                        1994         1993
                                                     -----------------------
ASSETS
Investments (Notes 1 and 3 - Schedules I and II):
  Guaranteed investment contracts                    $ 4,802,682 $ 5,143,036
  Common stock of New York State Electric & Gas
    Corporation (cost - 1994 - $28,364,904
                        1993 - $25,183,661)           22,058,781  29,814,803
  Other (cost - 1994 - $37,473,497
                1993 - $31,839,807)                   38,839,809  34,976,020
                                                     -----------------------
                                                      65,701,272  69,933,859
  Loans to participants (Note 2 and Schedule II)       2,556,481   2,624,627
                                                     -----------------------

Net assets available for plan benefits               $68,257,753 $72,558,486
                                                     =======================


See notes to financial statements

                    New York State Electric & Gas Corporation
               Tax Deferred Savings Plan for Salaried Employees

        Statements of Changes in Net Assets Available for Plan Benefits

                                               Year ended December 31,
                                           1994          1993        1992
                                       --------------------------------------
ADDITIONS (Notes 1, 2, and 3
           and Schedule III)
Investment income:
  Net unrealized (depreciation)
    appreciation in current
      value of securities              $(12,707,259) $   240,973   $ 3,813,895
  Net realized gain (loss) on
    security sales:
      Common stock of New York
        State Electric & Gas
        Corporation                      (1,564,379)     160,094       108,756
      Other                                (162,772)     108,161        56,645
                                       ---------------------------------------
                                        (14,434,410)     509,228     3,979,296
  Dividends:
    New York State Electric & Gas
      Corporation                         2,064,361    2,103,495     1,863,115
    Other cash dividends (including
      capital gain distributions
      from mutual funds of
      $1,215,614 in 1994, $1,073,499
      in 1993 and $713,257 in 1992)       2,039,396    1,833,245     1,171,944
                                       ---------------------------------------
                                          4,103,757    3,936,740     3,035,059
  Interest on securities                    254,501      299,764       427,678
  Interest on loans to participants         164,800      172,628       159,686
                                       ---------------------------------------
                                         (9,911,352)   4,918,360     7,601,719
Contributions:
  Employer                                  979,632    1,062,102       954,441
  Employee                                6,246,281    6,754,987     6,013,026
                                       ---------------------------------------
                                          7,225,913    7,817,089     6,967,467
Transfers from other plan (Note 7)        3,564,839    1,009,165       627,118
Transfers from Hourly Plan                  213,941      184,973       589,285
                                       ---------------------------------------
    Total additions                       1,093,341   13,929,587    15,785,589

DEDUCTIONS (Notes 2 and 6 and
            Schedule III)
Withdrawal benefits-stock                 2,180,166      585,716       487,607
Withdrawal benefits-cash                  3,170,845      606,010       276,310
Administrative fees                          43,063       18,258        27,380
                                       ---------------------------------------
Total deductions                          5,394,074    1,209,984       791,297

                   New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

        Statements of Changes in Net Assets Available for Plan Benefits
                                 (Continued)

                                               Year ended December 31,
                                           1994          1993         1992
                                       --------------------------------------

Net (decrease) increase                 (4,300,733)   12,719,603   14,994,292
Net assets available for plan
  benefits at beginning of year         72,558,486    59,838,883   44,844,591
                                       --------------------------------------
Net assets available for plan
  benefits at end of year              $68,257,753   $72,558,486  $59,838,883
                                       ======================================



See notes to financial statements

                  New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                        Notes to Financial Statements

                     December 31, 1994, 1993, and 1992


1.   SIGNIFICANT ACCOUNTING POLICIES

The New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees (the Salaried Plan) was established effective January 1, 1985 to provide for before-tax contributions in accordance with Internal Revenue Code (Code) Section 401(k). The Salaried Plan is maintained on the accrual basis.

Guaranteed investment contracts are valued at contract value which represents contributions plus interest thereon at the contract rate.

Other investments are carried at current value using the market price at closing on the last business day of the year.

The change during the period between current value and carrying value is reflected in the statement of changes in net assets available for plan benefits as unrealized (depreciation) appreciation in current value of securities.

Realized gains (losses) are calculated as the difference between the proceeds of assets sold during the year and the market value of these assets at the beginning of the year (or the purchase price if the assets sold were acquired during the year).

Certain amounts in the 1993 and 1992 financial statements have been reclassified to conform to the 1994 presentation.

2.   DESCRIPTION OF THE SALARIED PLAN

The Salaried Plan is a defined contribution plan for the exclusive benefit of New York State Electric & Gas Corporation (Company) employees who are eligible to participate under the Salaried Plan provisions.

Contributions by the participants are invested, at the election of the participant, in one or a combination of the following nine funds: (1) the Company Stock Fund, consisting of common stock of the Company; (2) the Equity Fund, a mutual fund, consisting primarily of common stock; (3) the Money Market Fund, a mutual fund, consisting of money market instruments; (4) the Capital Appreciation Fund, a mutual fund, consisting primarily of common stock; (5) the Government Obligation Fund, a mutual fund, consisting of securities that are backed by the full faith and credit of the United States Government; (6) the Global Growth Fund, a mutual fund, consisting primarily of U.S. and international common stocks; or (7) the three Asset Allocation funds, which invest primarily among equities and fixed income securities. Effective January 1, 1992, the Guaranteed Investment Contract Fund did not accept any new investments. Prior to November 18, 1988, the Guaranteed Investment Contract Fund consisted of investments in insurance contracts that guaranteed

                 New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                 Notes to Financial Statements  (Continued)


2.   DESCRIPTION OF THE SALARIED PLAN (Continued)

an effective annual rate of interest through a specified period, and effective November 18, 1988, included investments in securities and other obligations issued by any company that guaranteed an effective annual rate of interest through a specified period.

An employee not covered by a collective bargaining agreement is eligible for participation in the Salaried Plan generally upon completion of at least 1,000 hours of service during the 12 consecutive month period beginning on the date of employment or any anniversary thereof.

Employee contributions, with certain exceptions, range from 1% to 15% of the participant's base compensation plus any overtime pay. A participant's total contribution could not exceed $9,240 per year in 1994, $8,994 per year in 1993, and $8,728 per year in 1992 (excluding any Company contributions). The maximum amount has been increased annually for inflation.

During 1994, 1993 and 1992, the Company contributed solely to the Company Stock Fund an amount equivalent to 25% of the participant's contributions to any fund (up to 1.5% of the participant's annual base compensation).

Contributions are also subject to limitations stipulated by the Code.

Contributions to the Salaried Plan are allocated to participant accounts. Participants have full and immediate vesting rights in all contributions, Salaried Plan earnings, and other amounts allocated to their accounts.

Effective July 1, 1994, changes in investment choices and transfers among funds (other than the Guaranteed Investment Contract Fund and the Company's contribution to the Company Stock Fund) are made directly between the participant and the trustee and may be made at any time. Previously, changes in investment choices and transfers could be made once each calendar quarter on any day of the calendar quarter. Subject to certain restrictions, transfers may be made from the Guaranteed Investment Contract Fund (with the exception of amounts related to 1987 contributions) on January 1 of each year.

Participants may obtain a distribution of their accounts due to financial hardship or upon request after attaining the age of 59-1/2.

Distributions from the Equity Fund, Money Market Fund, Capital Appreciation Fund, Government Obligation Fund, Guaranteed Investment Contract Fund, Global Growth Fund, and the Asset Allocation Funds are made in cash. Distributions from the Company Stock Fund are made in either whole shares of New York State Electric & Gas Corporation common stock or in cash as specified by the participant and subject to approval by the Salaried Plan's administrative committee.

                   New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                  Notes to Financial Statements  (Continued)


2.   DESCRIPTION OF THE SALARIED PLAN (Continued)

Participants may, under certain circumstances, borrow against their account balances. The principal amount of the loan is subject to certain limitations as defined in the Salaried Plan document. The term of the loan may not exceed five years, and the interest rate as established by the Salaried Plan's administrative committee prior to October 16, 1989 was no less than 1% below the prime rate. Effective October 16, 1989, the interest rate established by the Salaried Plan's administrative committee provides the Salaried Plan with a return commensurate with the interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances. The loan must be repaid by payroll deductions over the term of the loan. Loan payments are credited to an applicable fund based upon the participant's election. If a participant's employment terminates for any reason, the loan will become immediately due and payable.

The Salaried Plan sponsor has the right to discontinue contributions at any time and terminate the Salaried Plan. In the event of termination of the Salaried Plan, the net assets of the Salaried Plan are set aside, first for payment of all Salaried Plan expenses and, second, for distribution to the participants, based upon the balances in their individual accounts.

3.   INVESTMENTS

The Salaried Plan's investments (including investments bought, sold, and held) appreciated (depreciated) in fair value as follows:

                                               Year ended December 31,
                                           1994          1993        1992
                                      --------------------------------------
Capital Appreciation Fund             $   (508,430)  $1,326,429   $  325,350
Equity Fund                             (1,127,116)     648,867      302,548
Government Obligation Fund                (280,862)     (57,267)        (392)
Money Market Fund                                -            -            -
Company Stock Fund                     (12,501,740)  (1,408,801)   3,351,790
Guaranteed Investment Contract Fund              -            -            -
Global Growth Fund                         (12,597)           -            -
Asset Allocation Growth Portfolio           (3,298)           -            -
Asset Allocation Balanced Portfolio            (65)           -            -
Asset Allocation Conservative
  Portfolio                                   (302)           -            -
                                      --------------------------------------
                                      $(14,434,410)  $  509,228   $3,979,296
                                      ======================================

                    New York State Electric & Gas Corporation
               Tax Deferred Savings Plan for Salaried Employees

                   Notes to Financial Statements  (Continued)

3.   INVESTMENTS (Continued)

Realized (losses) gains on security
  sales resulted from the following:

                                             Year ended December 31, 1994
                                        --------------------------------------
                                        Aggregate     Aggregate   Net Realized
                                           Cost        Proceeds      (Loss)
                                        --------------------------------------
     Common stock of New York State
       Electric & Gas Corporation       $6,655,971    $5,091,592  $(1,564,379)
     Other                               5,596,442     5,433,670     (162,772)

                                             Year ended December 31, 1993
                                        --------------------------------------
                                        Aggregate     Aggregate   Net Realized
                                           Cost        Proceeds      Gain
                                        --------------------------------------
     Common stock of New York State
       Electric & Gas Corporation       $6,367,659    $6,527,753  $   160,094
     Other                               1,782,833     1,890,994      108,161

                                             Year ended December 31, 1992
                                        --------------------------------------
                                        Aggregate     Aggregate   Net Realized
                                           Cost        Proceeds       Gain
                                        --------------------------------------
     Common stock of New York State
       Electric & Gas Corporation       $3,987,968    $4,096,724  $   108,756
     Other                                 544,264       600,909       56,645

4.   INCOME TAX STATUS

The Company has received a determination letter from the Internal Revenue Service that the Salaried Plan qualifies as a tax deferred savings plan under Sections 401(a) and 401(k) of the Code.

The Prospectus for the Salaried Plan and other materials provided to participants include a discussion of the income tax rules applicable to participants with respect to the Salaried Plan.

                   New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                  Notes to Financial Statements  (Continued)

5.   PARTICIPANTS

At December 31, 1994, 1993, and 1992, respectively, there were 2,070, 1,704, and 1,883 participants in one or more funds as follows:

                                                    1994    1993     1992
                                                   ----------------------
   Capital Appreciation Fund                       1,172   1,050      846
   Equity Fund                                     1,209   1,144      935
   Government Obligation Fund                        470     452      372
   Money Market Fund                                 691     654      620
   Company Stock Fund                              1,690   1,661    1,540
   Guaranteed Investment Contract Fund               513     533      582
   Global Growth Fund                                182       -        -
   Asset Allocation - Growth Portfolio                53       -        -
   Asset Allocation - Balanced Portfolio              44       -        -
   Asset Allocation - Conservative Portfolio          10       -        -

6.   TRANSACTIONS WITH PARTIES-IN-INTEREST

Prior to 1994, trustee fees related to the Guaranteed Investment Contract Fund were paid by the Salaried Plan, and all other administrative costs of the Salaried Plan were paid by the Company. Beginning in 1994, all fees are paid by the Salaried Plan.

7.   TRANSFERS FROM OTHER PLAN

During 1994, 1993, and 1992, respectively, participants elected to transfer 135,889, 41,497, and 26,676 shares of Company stock (cost: $3,551,225 in 1994,
$1,009,165 in 1993, and $627,118 in 1992) from the New York State Electric & Gas Corporation Tax Reduction Act Employee Stock Ownership Plan to the Salaried Plan.

                   New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                           Schedule I - Investments

                               December 31, 1994


                                       Balance Held at                Market
Name of Issuer and Title of Issue        End of Year       Cost       Value
- ------------------------------------------------------------------------------
Capital Appreciation Fund
  Putnam Voyager Fund                 1,290,766 shares $13,200,892 $14,869,619

Equity Fund
  Putnam Fund for Growth and Income   1,347,789 shares  17,169,778  17,143,871

Government Obligation Fund
  Putnam U.S. Government Income Trust   216,978 shares   2,905,210   2,644,963

Money Market Fund
  Putnam Money Market Fund            3,241,692 shares   3,241,692   3,241,692

Global Growth Fund                       48,635 shares     461,014     448,417

Asset Allocation - Growth Portfolio      34,099 shares     287,003     283,706

Asset Allocation - Balanced Portfolio    11,011 shares      90,797      90,733

Asset Allocation - Conservative
  Portfolio                              14,385 shares     117,111     116,808

                                                       -----------------------
Total                                                  $37,473,497 $38,839,809
                                                       =======================


Company Stock Fund
   New York State Electric & Gas
      Corporation common stock        1,160,988 shares $28,364,904 $22,058,781
                                                       =======================

Guaranteed Investment Contracts                         $4,802,682  $4,802,682
                                                       =======================

Loans to participants (interest rate 6 1/2% to 9%)      $2,556,481  $2,556,481
                                                       =======================

                   New York State Electric & Gas Corporation
              Tax Deferred Savings Plan for Salaried Employees

                           Schedule I - Investments

                               December 31, 1993


                                       Balance Held at                Market
Name of Issuer and Title of Issue        End of Year      Cost        Value
- ------------------------------------------------------------------------------
Capital Appreciation Fund
  Putnam Voyager Fund               1,048,467 shares  $10,440,029  $12,571,119

Equity Fund
  Putnam Fund for Growth & Income   1,218,471 shares   15,507,123   16,571,206

Government Obligation Fund
  Putnam U.S.Government Income
    Trust                             217,101 shares    2,978,973    2,920,013

Money Market Fund
  Putnam Money Market Fund          2,913,682 shares    2,913,682    2,913,682
                                                      ------------------------
Total                                                 $31,839,807  $34,976,020
                                                      ========================
Company Stock Fund
  New York State Electric & Gas
    Corporation common stock          969,587 shares  $25,183,661  $29,814,803
                                                      ========================

Guaranteed Investment Contracts                       $ 5,143,036  $ 5,143,036
                                                      ========================

Loans to participants (interest rate 6 1/2% to 7%)    $ 2,624,627  $ 2,624,627
                                                      ========================

                                              New York State Electric & Gas Corporation
                                         Tax Deferred Savings Plan for Salaried Employees

                                         Schedule II - Net Assets Available for Plan Benefits

                                                         December 31, 1994
                                                                                                       Guaranteed
                                         Capital                   Government    Money      Company    Investment
                                       Appreciation     Equity     Obligation    Market      Stock      Contract
                                          Fund           Fund         Fund       Fund        Fund         Fund        Subtotal
                                       ----------------------------------------------------------------------------------------
Guaranteed investment contracts                                                                        $4,802,682   $ 4,802,682

Investments:
  Common stock of New York State
    Electric & Gas Corporation                                                            $22,058,781                22,058,781
  Other                                $14,869,619    $17,143,871  $2,644,963 $3,241,692                             37,900,145

  Loans to participants
                                       ----------------------------------------------------------------------------------------
Net assets available for plan benefits $14,869,619    $17,143,871  $2,644,963 $3,241,692  $22,058,781  $4,802,682   $64,761,608
                                       ========================================================================================

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                         Schedule II - Net Assets Available for Plan Benefits (continued)

                                                          December 31, 1994
                                                             Asset       Asset       Asset
                                      Subtotal    Global   Allocation  Allocation  Allocation
                                      Brought     Growth     Growth     Balanced  Conservative     Loan
                                      Forward      Fund     Portfolio  Portfolio   Portfolio       Fund         Total
                                    -----------------------------------------------------------------------------------
Guaranteed investment contracts     $ 4,802,682                                                             $ 4,802,682

Investments:
  Common stock of New York State
    Electric & Gas Corporation       22,058,781                                                              22,058,781
  Other                              37,900,145  $448,417    $283,706    $90,733    $116,808                 38,839,809

  Loans to participants                                                                         $2,556,481    2,556,481
                                    -----------------------------------------------------------------------------------
Net assets available
  for plan benefits                 $64,761,608  $448,417    $283,706    $90,733    $116,808    $2,556,481  $68,257,753
                                    ===================================================================================

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                         Schedule II - Net Assets Available for Plan Benefits

                                                          December 31, 1993
                                                                                                        Guaranteed
                                         Capital                  Government    Money       Company     Investment
                                       Appreciation    Equity     Obligation    Market       Stock       Contract
                                          Fund          Fund         Fund       Fund         Fund          Fund      Subtotal
                                       ---------------------------------------------------------------------------------------
Guaranteed investment contracts                                                                        $5,143,036  $ 5,143,036

Investments:
  Common stock of New York State
    Electric & Gas Corporation                                                            $29,814,803               29,814,803
  Other                                $12,571,119   $16,571,206  $2,920,013  $2,913,682                            34,976,020


  Loans to participants
                                       ---------------------------------------------------------------------------------------
Net assets available
  for plan benefits                    $12,571,119   $16,571,206  $2,920,013  $2,913,682  $29,814,803  $5,143,036  $69,933,859
                                       =======================================================================================

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                   Schedule II - Net Assets Available for Plan Benefits (Continued)

                                                          December 31, 1993

                                         Subtotal
                                         Brought       Loan
                                         Forward       Fund         Total
                                       ------------------------------------
Guaranteed investment contracts        $ 5,143,036              $ 5,143,036

Investments:
  Common stock of New York State
    Electric & Gas Corporation          29,814,803               29,814,803
  Other                                 34,976,020               34,976,020

  Loans to participants                             $2,624,627    2,624,627
                                       ------------------------------------
Net assets available
  for plan benefits                    $69,933,859  $2,624,627  $72,558,486
                                       ====================================

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                   Schedule III - Changes in Net Assets Available for Plan Benefits

                                                     Year ended December 31, 1994
                                                                                                         Guaranteed
                                        Capital                   Government    Money       Company      Investment
                                      Appreciation     Equity     Obligation    Market       Stock        Contract
                                         Fund           Fund         Fund       Fund         Fund           Fund      Subtotal
                                      -----------------------------------------------------------------------------------------
Investment income:
  Net unrealized (depreciation)
    in current value of securities    $  (462,361)   $(1,089,989) $ (201,286)           $(10,937,361)              $(12,690,997)
  Net realized (loss) on security
    sales:
      Common stock of New York State
        Electric & Gas Corporation                                                        (1,564,379)                (1,564,379)
      Other                               (46,069)       (37,127)    (79,576)                                          (162,772)
                                      -----------------------------------------------------------------------------------------
                                         (508,430)    (1,127,116)   (280,862)            (12,501,740)               (14,418,148)
  Dividends:
    New York State Electric & Gas
      Corporation                                                                          2,064,361                  2,064,361
    Other                                 625,013      1,077,156     206,037    $114,385                              2,022,591
  Interest on securities                                                                                $254,501        254,501
  Interest on loans to participants
                                      -----------------------------------------------------------------------------------------
                                          116,583        (49,960)    (74,825)    114,385 (10,437,379)    254,501    (10,076,695)
Contributions:
  Employer                                                                                   979,632                    979,632
  Employee                              1,927,114      1,688,660     390,000     280,503   1,920,860                  6,207,137
Transfers from other plan                                                                  3,564,839                  3,564,839
Transfers from Hourly Plan                 29,009         44,295       2,075      17,982     114,660       5,920        213,941
Interfund transfers (net)                 888,022        231,477    (159,383)    304,397  (1,703,361)   (228,183)      (667,031)
                                      -----------------------------------------------------------------------------------------
Total additions                         2,960,728      1,914,472     157,867     717,267  (5,560,749)     32,238        221,823

                                              New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                  Schedule III - Changes in Net Assets Available for Plan Benefits

                                                      Year ended December 31, 1994
                                                              (Continued)
                                                                                                         Guaranteed
                                         Capital                   Government    Money      Company      Investment
                                       Appreciation     Equity     Obligation    Market      Stock        Contract
                                          Fund           Fund         Fund       Fund         Fund          Fund      Subtotal
                                       ----------------------------------------------------------------------------------------

Withdrawal benefits-stock                                                                  2,180,166                  2,180,166
Withdrawal benefits-cash                  657,217     1,336,302     431,999     387,785                   357,542     3,170,845
Administrative fees                         5,011         5,505         918       1,472       15,107       15,050        43,063
                                      -----------------------------------------------------------------------------------------
Total deductions                          662,228     1,341,807     432,917     389,257    2,195,273      372,592     5,394,074
                                      -----------------------------------------------------------------------------------------
Net increase (decrease)                 2,298,500       572,665    (275,050)    328,010   (7,756,022)    (340,354)   (5,172,251)
Net assets available for plan
  benefits at beginning of year        12,571,119    16,571,206   2,920,013   2,913,682   29,814,803    5,143,036    69,933,859
                                      -----------------------------------------------------------------------------------------
Net assets available for plan
  benefits at end of year             $14,869,619   $17,143,871  $2,644,963  $3,241,692  $22,058,781   $4,802,682   $64,761,608
                                      =========================================================================================

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                                   Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                     Year Ended December 31, 1994
                                                                    Asset       Asset        Asset
                                         Subtotal       Global    Allocation  Allocation   Allocation
                                         Brought        Growth      Growth     Balanced   Conservative     Loan
                                         Forward         Fund     Portfolio   Portfolio    Portfolio       Fund         Total
                                     -------------------------------------------------------------------------------------------
Investment income:
  Net unrealized (depreciation)
    in current value of securities    $(12,690,997)    $(12,597)  $  (3,298)    $ (65)    $   (302)                $(12,707,259)
  Net realized (loss) on security
    sales:
      Common stock of New York State
        Electric & Gas Corporation      (1,564,379)                                                                  (1,564,379)
      Other                               (162,772)                                                                    (162,772)
                                       -----------------------------------------------------------------------------------------
                                       (14,418,148)     (12,597)     (3,298)      (65)        (302)                 (14,434,410)
  Dividends:
    New York State Electric & Gas
      Corporation                        2,064,361                                                                    2,064,361
    Other                                2,022,591       12,753       2,333       452        1,267                    2,039,396
  Interest on securities                   254,501                                                                      254,501
  Interest on loans to participants                                                                    $164,800         164,800
                                       ----------------------------------------------------------------------------------------
                                       (10,076,695)         156        (965)      387          965      164,800      (9,911,352)
Contributions:
  Employer                                 979,632                                                                      979,632
  Employee                               6,207,137       20,157      10,134     7,362        1,491                    6,246,281
Transfers from other plan                3,564,839                                                                    3,564,839
Transfers from Hourly Plan                 213,941                                                                      213,941
Interfund transfers (net)                 (667,031)     428,104     274,537    82,984      114,352     (232,946)              0
                                       ----------------------------------------------------------------------------------------
Total additions                            221,823      448,417     283,706    90,733      116,808      (68,146)      1,093,341

                                                New York State Electric & Gas Corporation
                                           Tax Deferred Savings Plan for Salaried Employees

                               Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                     Year ended December 31, 1994
                                                               (Continued)
                                                                   Asset       Asset       Asset
                                        Subtotal      Global     Allocation  Allocation  Allocation
                                        Brought       Growth       Growth     Balanced  Conservative     Loan
                                        Forward        Fund      Portfolio   Portfolio   Portfolio       Fund        Total
                                     ---------------------------------------------------------------------------------------

Withdrawal benefits-stock                2,180,166                                                                  2,180,166
Withdrawal benefits-cash                 3,170,845                                                                  3,170,845
Administrative fees                         43,063                                                                     43,063
                                       --------------------------------------------------------------------------------------
Total deductions                         5,394,074                                                                  5,394,074
                                       --------------------------------------------------------------------------------------
Net (decrease) increase                 (5,172,251)    448,417     283,706     90,733     116,808       (68,146)   (4,300,733)
Net assets available for plan
  benefits at beginning of year         69,933,859                                                    2,624,627    72,558,486
                                     ----------------------------------------------------------------------------------------
Net assets available for plan
  benefits at end of year              $64,761,608   $ 448,417    $283,706    $90,733    $116,808    $2,556,481   $68,257,753
                                     ========================================================================================

                                               New York State Electric & Gas Corporation
                                           Tax Deferred Savings Plan for Salaried Employees

                                    Schedule III - Changes in Net Assets Available for Plan Benefits

                                                  Year Ended December 31, 1993
                                                                                                          Guaranteed
                                        Capital                  Government    Money        Company       Investment
                                      Appreciation     Equity    Obligation    Market        Stock         Contract
                                          Fund          Fund       Fund        Fund          Fund            Fund       Subtotal
                                      ------------------------------------------------------------------------------------------
Investment income:
  Net unrealized appreciation
    (depreciation) in current
    value of securities               $ 1,274,271   $  591,753  $  (56,156)               $(1,568,895)              $   240,973
  Net realized gain (loss) on
    security sales:
      Common stock of New York State
        Electric & Gas Corporation                                                            160,094                   160,094
      Other                                52,158       57,114      (1,111)                                             108,161
                                      -----------------------------------------------------------------------------------------
                                        1,326,429      648,867     (57,267)                (1,408,801)                  509,228
  Dividends:
    New York State Electric & Gas
      Corporation                                                                           2,103,495                 2,103,495
    Other                                 456,645    1,153,634     163,085   $   59,881                               1,833,245
  Interest on securities                                                                                 $  299,764     299,764
  Interest on loans to participants
                                      -----------------------------------------------------------------------------------------
                                        1,783,074    1,802,501     105,818       59,881       694,694       299,764   4,745,732
Contributions:
  Employer                                                                                  1,062,102                 1,062,102
  Employee                              1,614,407    1,469,234     587,474      360,223     2,723,649                 6,754,987
Transfers from other plan                                                                   1,009,165                 1,009,165
Transfers from Hourly Plan                 47,447       33,709      23,462       24,344        49,126         6,885     184,973
Interfund transfers (net)               1,605,851    2,510,144     750,035      482,905    (5,196,386)     (360,896)   (208,347)
                                      -----------------------------------------------------------------------------------------
Total additions                         5,050,779    5,815,588   1,466,789      927,353       342,350       (54,247) 13,548,612

                                                New York State Electric & Gas Corporation
                                            Tax Deferred Savings Plan for Salaried Employees

                                     Schedule III - Changes in Net Assets Available for Plan Benefits

                                                       Year ended December 31, 1993
                                                                (Continued)
                                                                                                         Guaranteed
                                         Capital                 Government      Money       Company     Investment
                                       Appreciation    Equity    Obligation      Market       Stock       Contract
                                          Fund          Fund        Fund         Fund         Fund          Fund      Subtotal
                                      -----------------------------------------------------------------------------------------

Withdrawal benefits-stock                                                                   585,716                     585,716
Withdrawal benefits-cash                  157,853      341,652      26,200      32,887                       47,418     606,010
Administrative fees                                                                                          18,258      18,258
                                      -----------------------------------------------------------------------------------------
Total deductions                          157,853      341,652      26,200      32,887      585,716          65,676   1,209,984
                                      -----------------------------------------------------------------------------------------
Net increase (decrease)                 4,892,926    5,473,936   1,440,589     894,466     (243,366)       (119,923) 12,338,628
Net assets available for plan
  benefits at beginning of year         7,678,193   11,097,270   1,479,424   2,019,216   30,058,169       5,262,959  57,595,231
                                      -----------------------------------------------------------------------------------------
Net assets available for plan
  benefits at end of year             $12,571,119  $16,571,206  $2,920,013  $2,913,682  $29,814,803      $5,143,036 $69,933,859
                                      =========================================================================================

                                            New York State Electric & Gas Corporation
                                        Tax Deferred Savings Plan for Salaried Employees

                            Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                   Year Ended December 31, 1993

                                          Subtotal
                                          Brought        Loan
                                          Forward        Fund         Total
                                        -------------------------------------
Investment income:
  Net unrealized appreciation
    (depreciation) in current
    value of securities                 $   240,973               $   240,973
  Net realized gain (loss) on
    security sales:
      Common stock of New York State
        Electric & Gas Corporation          160,094                   160,094
      Other                                 108,161                   108,161
                                       --------------------------------------
                                            509,228                   509,228
  Dividends:
    New York State Electric & Gas
      Corporation                         2,103,495                 2,103,495
    Other                                 1,833,245                 1,833,245
  Interest on securities                    299,764                   299,764
  Interest on loans to participants                   $  172,628      172,628
                                       --------------------------------------
                                          4,745,732      172,628    4,918,360
Contributions:
  Employer                                1,062,102                 1,062,102
  Employee                                6,754,987                 6,754,987
Transfers from other plan                 1,009,165                 1,009,165
Transfers from Hourly Plan                  184,973                   184,973
Interfund transfers (net)                  (208,347)     208,347            0
                                        -------------------------------------
Total additions                          13,548,612      380,975   13,929,587

                                              New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                              Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                     Year Ended December 31, 1993
                                                              (Continued)

                                          Subtotal
                                          Brought        Loan
                                          Forward        Fund         Total
                                        -------------------------------------

Withdrawal benefits-stock                   585,716                   585,716
Withdrawal benefits-cash                    606,010                   606,010
Administrative fees                          18,258                    18,258
                                        -------------------------------------
Total deductions                          1,209,984                 1,209,984
                                        -------------------------------------
Net increase (decrease)                  12,338,628     380,975    12,719,603
Net assets available for plan
  benefits at beginning of year          57,595,231   2,243,652    59,838,883
                                        -------------------------------------
Net assets available for plan
  benefits at end of year               $69,933,859  $2,624,627   $72,558,486
                                        =====================================

                                             New York State Electric & Gas Corporation
                                         Tax Deferred Savings Plan for Salaried Employees

                                   Schedule III - Changes in Net Assets Available for Plan Benefits

                                                     Year ended December 31, 1992
                                                                                                        Guaranteed
                                      Capital                     Government     Money      Company     Investment
                                    Appreciation      Equity      Obligation     Market      Stock       Contract
                                       Fund            Fund         Fund         Fund        Fund          Fund     Subtotal
                                    ------------------------------------------------------------------------------------------
Investment income:
  Net unrealized appreciation
    (depreciation) in current
    value of securities             $  303,883  $   269,782   $    (2,804)             $ 3,243,034                $ 3,813,895
  Net realized gain on security
    sales:
      Common stock of New York State
        Electric & Gas Corporation                                                         108,756                    108,756
      Other                             21,467       32,766         2,412                                              56,645
                                    ------------------------------------------------------------------------------------------
                                       325,350      302,548          (392)               3,351,790                  3,979,296
  Dividends:
    New York State Electric & Gas
      Corporation                                                                        1,863,115                  1,863,115
    Other                              342,848      723,073        62,148  $   43,875                               1,171,944
  Interest on securities                                                                             $  427,678       427,678
  Interest on loans to participants
                                    ------------------------------------------------------------------------------------------
                                       668,198    1,025,621        61,756      43,875    5,214,905      427,678     7,442,033
Contributions:
  Employer                                                                                 954,441                    954,441
  Employee                           1,257,525      914,491       590,636     403,276    2,847,098                  6,013,026
Transfers from other plan                                                                  627,118                    627,118
Transfers from Hourly Plan              43,787      100,286        15,083       7,219      383,582       39,328       589,285
Interfund transfers (net)            2,789,644    2,058,350       812,516     580,052   (3,231,806)  (3,991,883)     (983,127)
                                    ------------------------------------------------------------------------------------------
Total additions                      4,759,154    4,098,748     1,479,991   1,034,422    6,795,338   (3,524,877)   14,642,776

                                                New York State Electric & Gas Corporation
                                         Tax Deferred Savings Plan for Salaried Employees

                                   Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                     Year ended December 31, 1992
                                                                                                         Guaranteed
                                      Capital                   Government     Money       Company       Investment
                                     Appreciation    Equity     Obligation     Market       Stock         Contract
                                        Fund          Fund        Fund         Fund         Fund            Fund      Subtotal
                                   --------------------------------------------------------------------------------------------
Withdrawal benefits-stock                                                                    487,607                    487,607
Withdrawal benefits-cash                13,421       140,425          567      28,437                       93,460      276,310
Administrative fees                                                                                         27,380       27,380
                                   --------------------------------------------------------------------------------------------
Total deductions                        13,421       140,425          567      28,437        487,607       120,840      791,297
                                   --------------------------------------------------------------------------------------------
Net increase (decrease)              4,745,733     3,958,323    1,479,424   1,005,985      6,307,731    (3,645,717)  13,851,479
Net assets available for plan
  benefits at beginning of year      2,932,460     7,138,947                1,013,231     23,750,438     8,908,676   43,743,752
                                   --------------------------------------------------------------------------------------------
Net assets available for plan
  benefits at end of year          $ 7,678,193   $11,097,270   $1,479,424  $2,019,216    $30,058,169    $5,262,959  $57,595,231
                                   ============================================================================================

                                              New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                             Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                    Year ended December 31, 1992
                                        Subtotal
                                         Brought      Loan
                                         Forward      Fund        Total
                                     ------------------------------------
Investment income:
  Net unrealized appreciation
    (depreciation) in current
    value of securities              $ 3,813,895             $  3,813,895
  Net realized gain on security
    sales:
      Common stock of New York State
        Electric & Gas Corporation       108,756                  108,756
      Other                               56,645                   56,645
                                     ------------------------------------
                                       3,979,296                3,979,296
  Dividends:
    New York State Electric & Gas
      Corporation                      1,863,115                1,863,115
    Other                              1,171,944                1,171,944
  Interest on securities                 427,678                  427,678
  Interest on loans to participants               $  159,686      159,686
                                     ------------------------------------
                                       7,442,033     159,686    7,601,719
Contributions:
  Employer                               954,441                  954,441
  Employee                             6,013,026                6,013,026
Transfers from other plan                627,118                  627,118
Transfers from Hourly Plan               589,285                  589,285
Interfund transfers (net)               (983,127)    983,127            0
                                     ------------------------------------
Total additions                       14,642,776   1,142,813   15,785,589

                                               New York State Electric & Gas Corporation
                                          Tax Deferred Savings Plan for Salaried Employees

                              Schedule III - Changes in Net Assets Available for Plan Benefits (Continued)

                                                    Year Ended December 31, 1992
                                                             (Continued)
                                         Subtotal
                                         Brought        Loan
                                         Forward        Fund         Total
                                        -------------------------------------
Withdrawal benefits-stock                   487,607                   487,607
Withdrawal benefits-cash                    276,310                   276,310
Administrative fees                          27,380                    27,380
                                        -------------------------------------
Total deductions                            791,297                   791,297
                                        -------------------------------------
Net increase (decrease)                  13,851,479    1,142,813   14,994,292
Net assets available for plan
  benefits at beginning of year          43,743,752    1,100,839   44,844,591
                                        -------------------------------------
Net assets available for plan
  benefits at end of year               $57,595,231   $2,243,652  $59,838,883
                                        =====================================

                 Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Post-effective Amendment No. 1 to Form S-8 No. 33-31897) pertaining to the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees of our report dated February 17, 1995, with respect to the financial statements and schedules of the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees included in this Annual Report (Form 11-K) for the year ended December 31, 1994.




Syracuse, New York                              Ernst & Young LLP
March 6, 1995